UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2023

Tailwind International Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40085	98-1211987
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Greenwich Street, 29th Floor New York, New York	10006
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 266-0085

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one redeemable warrant	TWNI.U	New York Stock Exchange
Class A Ordinary Shares, $0.0001 par value	TWNI	New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50		None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed in its definitive proxy statement dated as of February 2, 2023 (the “Definitive Proxy Statement”), Tailwind International Acquisition Corp. (the “Company”) will hold an extraordinary general meeting on February 21, 2023 (the “Shareholder Meeting”) to consider and vote upon the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal (each as defined in the Definitive Proxy Statement) and, if necessary, the Adjournment Proposal (as defined in the Definitive Proxy Statement).

The Company has identified a potential business combination target company in the energy storage sector (the “Partner”) for an initial business combination (the “Potential Business Combination”). The Company believes the Potential Business Combination with the Partner represents a compelling opportunity for the Company to complete its initial business combination and has entered into a letter of intent with the Partner. Such letter of intent is non-binding. The execution of a definitive business combination agreement is subject to several conditions, including the completion of due diligence and negotiation and preparation of documentation. The Company cannot assure you that it will enter into a definitive business combination agreement with the Partner.

In connection with the Shareholder Meeting, the Company intends prior to the Shareholder Meeting, to instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to maintain the funds in the trust account in cash in an interest-bearing demand deposit account at a bank. Interest on such deposit account is currently approximately 2.75% per annum, but such deposit account carries a variable rate and the Company cannot assure you that such rate will not decrease or increase significantly.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2023

Tailwind International Acquisition Corp.

By:	/s/ Philip Krim
Name:	Philip Krim
Title:	Chief Executive Officer